EXHIBIT 10.40

















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November 14, 1997


Certified Mail and Facsimile
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Fuller Research Corporation
944 Morgan Road
Rydal, Pennsylvania 19046
Attn: Terry A. Fuller, Ph.D., President


Dear Terry:


SLT hereby exercises its option to cancel the License Agreement, dated May 31, 1994, between Fuller Research Corporation and SLT. In accordance with Section 5.5, we are enclosing our check for $15,000 to cover the minimum royalties for October, November and December 1997, and January and February 1998.

We shall look into our files and records and determine whether there are any items of FRC's property that should be returned.

We are grateful for having had the opportunity to use the technology covered under the Agreement. We wish you the best of luck in your future endeavors.


Yours very truly,

/s/ Davis Woodward
-----------------------------------
Davis Woodward
Vice President, Legal & Tax Affairs

enclosure
cc.  Keith Stoneback
     Michael R. Stewart


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